THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND

Interim Report
June 30, 2009

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
June 30, 2009

Assets

Portfolio investments at fair value (cost $11,807,673)	$13,832,185
Cash and cash equivalents	3,221,968
Deferred compensation plan assets, at market value	327,523
Due from affiliates	150,958
Prepaid expenses and other assets	35,567
Prepaid income tax	5,938
Accrued interest receivable	1,396

Total Assets	$17,575,535

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$327,523
Deferred tax liability	7,626
Accounts payable and accrued expenses:
Audit and tax	148,365
Legal	123,356
Other	5,088
Total liabilities	611,958

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	148,410
Beneficial Shareholders (108,159.8075 shares)	16,815,167
Total Shareholders’ Equity (net asset value)	16,963,577

Total Liabilities and Shareholders’ Equity	$17,575,535

Net Asset Value per Share of Beneficial Interest	$155.47

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Three Months Ended June 30, 2009

Investment Income and Expenses

Income:
Interest from cash and cash equivalents	$4,823
Income from portfolio investment	14
Total income	4,837

Expenses:
Legal fees	109,377
Audit and tax fees	36,925
Management fee	37,322
Administrative fees	29,165
Independent Trustee fees	27,396
Insurance expense	12,455
Other expenses	8,362
Total expenses	261,002

Net investment loss	(256,165)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized appreciation of Indirect Investments	1,781,791
Distributions of realized gain received from Indirect Investments	36,737
Realized loss from write-off of Indirect Investments	(1,419,900)
Net change in Shareholders’ Equity from Indirect Investments	398,628

Change in net unrealized appreciation of Distributed Investments	(12,520)
Net realized gain from Distributed Investments	11,766
Net change in shareholders equity from Distributed Investments	(754)

Change in net unrealized appreciation of Direct Investments	360,005

Net change in Shareholders’ Equity from Portfolio Investments before tax	757,879

Provision for income taxes	1,530

Net change in Shareholders’ Equity from Portfolio Investments after tax	759,409

Net Increase in Shareholders’ Equity from Operations	$503,244

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)
For the Three Months Ended June 30, 2009

	Adviser	Beneficial
	Trustee	Shareholders		Total

Shareholders’ Equity as of April 1, 2009	$92,114	$16,368,219		$16,460,333

Increase in Shareholders’ Equity
from operations:
Net investment loss	(1,179)	(254,986)		(256,165)
Realized loss from investments - net (C)	(6,480)	(1,401,654)		(1,408,134)
Distributions of realized gain and income
received from Indirect Investments - net	170	36,567		36,737
Change in unrealized appreciation
on investments - net	63,778	2,065,498		2,129,276
Provision for income taxes	7	1,523		1,530

Net increase in Shareholders’ Equity
from operations	56,296	446,948		503,244

Shareholders’ Equity as of June 30, 2009 (A)	$148,410	$16,815,167	(B)	$16,963,577

(A)	Shareholders’ Equity is equivalent to the net assets of the Trust.

(B)
The net asset value per share of beneficial interest was $155.47 as of June 30, 2009.  Additionally, from February 9, 1998 (commencement of operations) through June 30, 2009, the Trust made cash distributions to Beneficial Shareholders totaling $1,126 per share of beneficial interest.

(C)	Inclusive of realized losses from write-off of Indirect Investments.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Three Months Ended June 30, 2009

Cash Flows From Operating Activities

Net increase in Shareholders’ Equity from operations	$503,244

Adjustments to reconcile net increase in Shareholders’ Equity from operations to net cash provided by operating activities:

Net realized loss from investments	1,371,397
Change in net unrealized appreciation of Investments	(2,129,276)
Proceeds from the sale of Distributed Investments	18,073
Net capital contributed to Indirect Investments	(21,026)
Return of capital distributions received from Indirect Investments	59,815
Decrease in accrued interest receivable	532
Increase in deferred compensation plan assets, at market value	(34,029)
Decrease in prepaid expenses and other assets	7,397
Increase in due from affiliate	(129,250)
Decrease in other receivable - foreign withholding tax	22,742
Increase in deferred compensation plan - due to Independent Trustees	34,029
Decrease in deferred tax liability	(1,530)
Increase in accounts payable and accrued expenses	127,836
Net cash used in operating activities	(170,046)

Cash Flows Used for Financing Activities

Decrease in cash and cash equivalents	(170,046)
Cash and cash equivalents at beginning of period	3,392,014

Cash and Cash Equivalents at End of Period	$3,221,968

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of June 30, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Direct Investments:

Manufacturing:
ADCO Global, Inc.
Raleigh, NC
Adhesives, sealants and coatings
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-kind) dividend	$863,700	$1,615,408
1,000 shares of common stock	1,000,000	834,317

Total Manufacturing	1,863,700	2,449,725	14.44%	14.44%

Total Direct Investments	1,863,700	2,449,725	14.44%	14.44%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	1,030,352	1,030,038	6.07%	6.07%
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	392,428	393,652	2.32%	2.32%
$2,500,000 original capital commitment
.267% limited partnership interest

Total International	1,422,780	1,423,690	8.39%	8.39%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	874,975	1,005,072	5.92%	5.92%
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	262,350	194,978	1.15%	1.15%
$5,000,000 original capital commitment
.124% limited partnership interest

Total Large Corporate Restructuring	1,137,325	1,200,050	7.07%	7.07%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of June 30, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	$2,492,888	$3,388,900	19.98%	19.98%
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	1,468,422	1,468,386	8.66%	8.66%
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	616,577	1,092,682	6.44%	6.44%
$3,500,000 original capital commitment
.990% limited partnership interest

Thomas H. Lee Equity Fund IV, L.P.	0	35,895	0.21%	0.21%
$10,000,000 original capital commitment
.342% limited partnership interest

Total Medium Corporate Restructuring	4,577,887	5,985,863	35.29%	35.29%

Sector Focused:
First Reserve Fund VIII, L.P. (A)	0	93,000	0.55%	0.55%
$5,000,000 original capital commitment
.616% limited partnership interest

Providence Equity Partners III, L.P.	94,900	98,922	0.58%	0.58%
Providence Equity Offshore Partners III, L.P.	1,154	6,420	0.04%	0.04%
$3,500,000 original capital commitment	96,054	105,342	0.62%	0.62%
.372% limited partnership interest

VS&A Communications Partners III, L.P.	1,064,689	1,126,914	6.64%	6.64%
$3,000,000 original capital commitment
.293% limited partnership interest

Total Sector Focused	1,160,743	1,325,256	7.81%	7.81%

Small Corporate Restructuring:
American Securities Partners II, L.P. (A)	0	24,978	0.15%	0.15%
$5,000,000 original capital commitment
1.429% limited partnership interest

Sentinel Capital Partners II, L.P. (A)	315,812	239,769	1.41%	1.41%
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P.
(f/k/a Triumph Partners III, L.P.)	6,667	6,570	0.04%	0.04%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring	322,479	271,317	1.60%	1.60%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of June 30, 2009
			Fair Value	Fair Value
			% of	as a
			Shareholders’	% of
	Cost	Fair Value	Equity	Net Assets

Venture Capital:
Alta California Partners II, L.P.	$628,135	$608,365	3.59%	3.59%
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	204,964	130,717	0.77%	0.77%
$1,540,000 original capital commitment
.381% limited partnership interest

Sprout Capital VIII, L.P. (C)	489,660	437,202	2.58%	2.58%
$5,000,000 original capital commitment
.667% limited partnership interest

Total Venture Capital	1,322,759	1,176,284	6.94%	6.94%

Total Indirect Investments	9,943,973	11,382,460	67.10%	67.10%

Total Portfolio Investments (B) (D)	$11,807,673	$13,832,185	81.54%	81.54%

(A)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(B)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust's portion has been given to the other limited partners invested in this partnership.

(C)
In April 2009, the Trust received an in-kind distribution from Sprout Capital VIII, L.P. of 875 common shares of VNUS Medical Technologies, Inc. with a total value of $18,827, realizing a total gain of $12,520.  Such securities were sold in April 2009, for a total of $18,073, resulting in a net realized gain of $11,766.

(D)
For the three months ended June 30, 2009, the Trust wrote-off a portion of cost of the following Indirect Investments, resulting in a realized loss of $1,419,900:

Alta California Partners II, L.P.                                                             $329,000
CVC European Equity Partners II L.P.                                                   290,000
Fenway Partners Capital Fund II, L.P.                                                   769,000
Washington & Congress Capital Partners, L.P.                                    31,900
$1,419,900

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Three Months Ended June 30, 2009

The following per share data and ratios have been derived from information provided in the consolidated financial statements for the three months ended June 30, 2009.

Operating Performance Per
Share of Beneficial Interest:	2010

Net asset value, beginning of year	$151.33

Net investment gain (loss)	(2.35)
Net change in net assets from
Portfolio Investments	6.49

Net (decrease) increase in net assets resulting from operations	4.14

Net asset value, end of year	$155.47

Total investment return	10.92%

Ratios to Average Net Assets:

Expenses	5.81%

Net investment loss	(5.71%)

Ratio of expenses and (A)
Provision for income taxes	5.85%

Supplemental Data:

Net assets, end of year	$16,815,167

Portfolio turnover	(0.53%)

(A)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees for up to three additional one-year periods.  A one-year extension of the Trust is being evaluated by the Trustees.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $13,832,185 as of June 30, 2009, representing 78.70% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation.  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.  As of June 30, 2009, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)         covenant breaches by the relevant company or investment fund;
(ii)        departures of key members of management;
(iii)       bankruptcy or restructuring of the company or investment fund;
(iv)       an investment has been valued below cost for one year or longer; or
(v)         investments that are the subject of write-downs of value during the current quarter.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

2.           Summary of Significant Accounting Policies, continued

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency.  Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carryforwards, using applicable enacted tax rates.

During the three months ended June 30, 2009, the Trust recorded a provision for income taxes of $1,530 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiaries.  The income tax provision is comprised of a federal deferred tax benefit of $1,530.

The tax effects of temporary differences that give rise to the deferred tax liability as of June 30, 2009 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiaries in excess of their tax basis.

On April 1, 2007, the Trust adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 requires that the Trust recognize in its financial statements the impact of tax positions taken (or expected to be taken) on an income tax return only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.

Cash and Cash Equivalents - Cash and cash equivalents consist of cash and highly liquid investments with maturities of less than 90 days.  The Trust maintains its cash in bank accounts, which at times may exceed federally insured limits.  The Trust considers its money market investment held at broker to be a cash equivalent.

3.           Reclassification of Certain Amounts

The current presentation in the income section of the Consolidated Statement of Operations includes interest and dividend income from Indirect Investments.  These amounts were previously shown in the realized gain on distributions from Indirect Investments line item during previous reporting periods.

4.           Fair Value of Portfolio Investments

The Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective April 1, 2008.  In accordance with SFAS 157, fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.  SFAS 157 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Partnership has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Trust’s investments carried at value:

Valuation inputs:
Level 1 – Quoted prices	$-
Level 2 – Other significant observable inputs	-
Level 3 – Significant unobservable inputs	13,832,185
Total	$13,832,185

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of 3/31/09	$13,131,168
Realized and unrealized gain/loss	709,376
Net purchases/sales	(8,359)
Balance as of 6/30/09	$13,832,185

Net change in unrealized appreciation/depreciation
from investments still held as of 6/30/09	$709,376

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

5.           Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation.  Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

In 2008, global economic growth slowed substantially and the world’s financial markets experienced unprecedented volatility and declines in valuations across all asset classes.  Revenues and operating cash flows for most businesses are being impacted by this slowdown.  Also, the financial industry has experienced significant losses, which has stalled substantially the lending markets, leaving many businesses unable to borrow or limiting leveraged transactions.  These restrictions on obtaining available financing, coupled with the current economic uncertainties and deteriorating financial results, have resulted in a low volume of purchase and sale transactions across all industries, which has limited the amount of observable inputs available to the Adviser Trustee in estimating the fair value of the Trust’s investments.

Market conditions may continue to deteriorate, which may negatively impact the estimated fair value of the Trust’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Trust and cannot be predicted.  Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties.  There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

6.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

7.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

8.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of March 31, 2009, which was used to calculate the management fee for the quarter ended June 30, 2009, was $12,752,189.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  No such reductions of management fees occurred during the year ended June 30, 2009.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

9.           Investment Commitments

As of June 30, 2009, the Trust had unfunded investment commitments of approximately $2.4 million.

10.           Cash Distributions

Cumulative distributions made from inception of the Trust through June 30, 2009 total $122,350,945, of which the Beneficial Shareholders received $121,787,945, or $1,126.00 per Share and the Adviser Trustee received $563,000.

11.           Recent Accounting Pronouncements

In April 2009, the FASB issued FASB Staff Position No. FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP FAS 157-4”).  FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased.  FSP FAS 157-4 shall be effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively.  Early adoption is permitted for periods ending after March 15, 2009.  The Trust is currently evaluating the impact of adopting this standard.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 52	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 63	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 78	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Brandes International Fund, Sycuan Fund, and Forward Funds

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s semi-annual report on Form N-CSR for the six months ended September 30, 2008).

The Trust’s proxy voting record is available without charge by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2008).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

4.           Continuation of Management Arrangements

The Board of Trustees of the Trust, including a majority of the Independent Trustees, has the responsibility under the Investment Company Act to approve the Trust’s proposed Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation.1  At a meeting held in person on June 8, 2009, the Management Agreement with Pacific Corporate Group LLC, the Fund’s management company and adviser trustee (“PCG”), was discussed and was unanimously continued for a one-year term by the Trust’s Board, including the Independent Trustees.  In approving the continuance for one year, it was noted that such continuance was subject to the extension of the Trust’s term beyond December 31, 2009, which the Trustees were due to consider at a future meeting.  At the meeting held on June 8, 2009, the Board, including the Independent Trustees, also approved Articles IV and VI of the Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”), which Articles set forth certain management powers of, and the payment of certain fees (as described below) to, PCG as adviser trustee of the Trust.  The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the Board meeting and executive session.

In considering whether to continue the Trust’s Management Agreement and other management arrangements, the Board reviewed materials provided by PCG, Trust counsel and independent counsel, which included, among other things, (i) fee information of other comparable funds-of-funds (“Comparable Funds”), (ii) a profitability analysis of PCG in providing services under the Management Agreement and information regarding PCG’s financial condition, (iii) performance information regarding the Trust and related performance benchmarks and (iv) memoranda outlining the legal duties of the Board.  The Board also met with investment management, accounting and legal personnel from PCG and such personnel responded to various questions of the Independent Trustees.  The Board met separately outside the presence of PCG personnel in connection with the deliberations.  The counsel to the Independent Trustees reviewed with the Independent Trustees their responsibilities in considering the continuation of the Fund’s management arrangements and responded to questions from the Independent Trustees concerning their responsibilities.  The Board considered factors relating to both the selection of the manager and the approval of the management fee when reviewing the Management Agreement and other management arrangements.  In particular, the Board considered the following:

[1]
The Trust’s shareholders most recently approved the Management Agreement at a special meeting held in August 2001 in connection with the acquisition of ownership interests in PCG by several members of PCG’s management.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited), continued

4.           Continuation of Management Arrangements, continued

(i) The nature, extent and quality of services to be provided by PCG.  The Trustees reviewed the services that PCG provides to the Trust, including, but not limited to, providing (a) ongoing monitoring and information regarding the Trust’s investments, including information requested by the Trustees, (b) a highly customized set of policies and procedures designed to meet the needs of the Fund, (c) well established risk management policies and (d) pro-active monitoring, reporting and valuation mechanisms.  The Board considered PCG’s ability to continue to perform the services required of it by the Trust, including PCG’s financial condition and whether PCG had the financial and other resources necessary to continue to carry out its functions under its management arrangements with the Trust.  The Trustees also discussed with officers of the Trust and PCG the amount of time PCG dedicated to the Trust during the previous year.  In this regard, the Trustees noted the responsiveness of PCG with regard to various requests of the Trustees concerning the remaining term of the Trust and the potential alternatives concerning the Trust’s remaining portfolio investments.  Additionally, the Trustees considered the services provided by PCG to other funds and investment vehicles that it manages or advises.

The Board noted that as a limited life private equity fund registered under the Investment Company Act investing in Direct Investments and Indirect Investments (as each term is defined in Note 1 to the Trust’s financial statements), the Trust is a somewhat unique investment vehicle.  It was noted that PCG had developed reporting, valuation and other procedures that were customized to the needs of the Trust and requirements of the Trustees in carrying out their responsibilities.  It was also noted that PCG had expertise in administering such procedures.  In this regard, the Board recognized PCG’s effective interaction with the Trust’s administrator, auditors and legal counsel.  The Board also noted the robust compliance program of PCG as well as PCG’s role in developing the Trust’s compliance program and PCG’s commitment to updating such program on a regular basis.

In addition, the Board considered the size, education, background and experience of PCG’s staff.  They also took into consideration PCG’s quality of service and longevity in the industry.  The Board further noted that PCG continued to be responsive to the requests of the Trustees, including requests from the Trust’s Independent Chairman, and that PCG had implemented procedures designed to address requests of the Trustees.  Lastly, the Trustees reviewed PCG’s ability to attract and retain quality and experienced personnel and reviewed the personnel responsible for matters relating to the Trust.  In this regard, the Board considered and reviewed the changes in staffing at PCG during the prior year.

The Trustees concluded that the scope of services provided by PCG to the Trust, including compliance with regulatory and tax reporting requirements and investment restrictions, was consistent with the nature, extent and quality of services expected of a manager of an investment vehicle such as the Trust, and that the level of services provided by PCG had not diminished over the past year.

(ii) Investment performance of the Trust and PCG.  The Trustees reviewed the past investment performance of the Trust, both on an absolute basis and as compared to other funds that had invested in similar investments made in the same vintage years, as well as general market indices.  It was noted that in addition to the consideration of the performance of the Trust at the meeting at which the continuance of the management arrangements was being considered, PCG reviews comparative performance data with the Trustees on a regular basis.  The Trustees noted that the Trust had performed satisfactorily, particularly when compared to the performance of other private equity funds that had invested their capital over the same time frame as the Trust.  The Trustees then reviewed PCG’s performance with respect to the funds and other clients for which it provides management or investment advisory services.  The Trustees recognized that past performance is not an indicator of future performance, but determined that such information was relevant, and found that PCG had the necessary expertise to manage the Trust in accordance with its investment objectives and strategies.  The Trustees determined that the Trust’s performance was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by PCG from the relationship with the Trust.  Next, the Trustees considered the cost of the services provided by PCG.  As part of their analysis, the Trustees gave substantial consideration to the fees payable to PCG.  The Trustees noted that PCG’s management fee is determined as a percentage of total capital commitments of the Trust less any distributions of capital and realized investment losses.  They further noted that out of its management fee, PCG pays a quarterly shareholder servicing fee to the Trust’s placement agent.  In addition, the Trustees considered that pursuant to the Trust’s Declaration of Trust, PCG is entitled to a potential carried interest in the profits generated by the Trust’s Direct Investments.  It was noted that no carried interest had been paid to PCG since the inception of the Trust.  The Trustees noted that PCG is not entitled to a carried interest with respect to the profits generated by the Trust’s Indirect Investments.

In reviewing the management fee, the Trustees considered the management fees of the Comparable Funds.  In reviewing data regarding the Comparable Funds, it was noted to the Trustees, however, that many of the Comparable Funds do not make Direct Investments and none of the Comparable Funds is registered under the Investment Company Act.  Further, it was noted that unlike the Comparable Funds, the Trust’s registration under the Investment Company Act resulted in additional potential liabilities for PCG as well as uncertainty as to the term of the advisory engagement as a result of the Investment Company Act’s annual approval requirements.  It was also noted that, unlike the Trust, as private funds many of the Comparable Funds likely did not have boards of trustees that the Comparable Funds’ managers met with and reported to on a quarterly or more frequent basis.  The Trustees also considered that unlike certain of the Comparable Funds, the Trust’s shares are held primarily by individuals, generally resulting in greater compliance and administrative costs than may be the case for such Comparable Funds.  The Board also noted that several of the Comparable Funds were “specified funds-of-funds” involving investments into a limited number of underlying funds that were specified in the offering documents of the relevant Comparable Funds.  In addition, the Trustees considered the fact that PCG receives a carried interest only with regard to Direct Investments while certain of the Comparable Funds receive a carried interest with regard to Indirect Investments.  Finally, when comparing the management fees payable by certain of the Comparable Funds with the fee payable by the Trust, it was noted that the management fee payable by the Trust decreased from the prior year and would continue to decrease as a result of the manner in which the fee is calculated (i.e., as a percentage of total capital commitments less any distributions of capital and realized investment losses).

The Board also considered the fees charged by PCG to the other funds and investment vehicles for which it provides management or advisory services.

The Board also recognized that the terms of the management arrangements had been disclosed in detail in the Private Placement Memorandum in connection with the initial offering of the Trust’s shares and in the Proxy Statement in connection with the shareholders’ approval of the management arrangements in 2001.

Based upon the foregoing, the Trustees concluded that PCG’s management fee and carried interest entitlement were reasonable, compared to those of the Comparable Funds and the fees charged by PCG to other funds and private equity vehicles for which it provides management or advisory services, based upon the nature and quality of services provided and the unusual characteristics of the Trust.

The Trustees also reviewed information regarding the profitability to PCG of its relationship with the Trust and regarding PCG’s financial condition.  The Board considered the level of PCG’s profits and whether the profits were reasonable for PCG.  The profitability analysis took into consideration a review of PCG’s methodology for determining overhead expenses.  These overhead expenses include the payment of all compensation of, and furnishing office space for, officers and employees of the Trust necessary for the operation of the Trust, as well as the compensation of all Trustees who are affiliated persons of PCG or any of its affiliates.  Representatives of PCG indicated that the allocation of labor expenses is based upon the time spent on Trust matters.  The Trustees found that the profits realized by PCG from its relationship with the Trust were reasonable and consistent with fiduciary duties.  The Trustees also found that PCG had the financial resources necessary to continue to carry out PCG’s functions under its management arrangements with the Trust.

(iv) The extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale.  An additional factor that the applicable regulations under the Investment Company Act indicate that a board should consider is the extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale.  The Trust’s management fee is based upon committed capital as reduced by returns of capital and realized investment losses.  In addition, as a limited life vehicle, the Trust has and will continue to return capital to investors as it approaches the end of its term, and has no intention of selling additional shares and/or raising additional capital.  As a result, the Trustees did not make a determination as to whether economies of scale would be realized as the Trust grows because they determined that such factor is not relevant with respect to the Trust.  Because the Trust will not experience any further growth in its capital commitments, and, in fact, will continue to reduce its capital as it approaches the end of its term, it will not realize economies of scale.

In approving the continuation of the Trust’s management arrangements, no single factor was determinative to the decision of the Board.  Rather, after weighing all of the reasons discussed above, the Board, including the Independent Trustees, unanimously approved the continuation of the Management Agreement and other management arrangements.

The Pacific Corporate Group
Private Equity Fund
1200 Prospect Street, Suite 200
La Jolla, CA  92037